OMNITEK ENGINEERING CORP

1345 SPECIALITY DRIVE #E

VISTA CA 92081

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Friday, October 21, 2022

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Control #: XXXXXXXXXX

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, OMNITEK ENGINEERING CORP has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

The Board of Directors recommend a vote FOR the Election of Directors and FOR proposal 2.

1. ELECTION OF DIRECTORS
   1. Werner Funk
   2. Gary S. Maier
   3. John M. Palumbo
2. Ratification of Appointment of Sadler Gibb & Associates, LLC as the Independent Registered Public ccountants for the fiscal year 2022.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

HOW TO ACCESS THE PROXY MATERIALS

The proxy statement and annual report to security holders are available online at: **www.colonialstock.com/omnitek2022**

HOW TO VOTE

BY INTERNET www.colonialstock.com/omnitek2022
On the above website, you can vote by clicking "Vote" and then entering the control number above as directed.

BY PHONE 877-285-8605

BY MAIL Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605.

IN PERSON Vote in person at the meeting.

MEETING INFORMATION

Meeting Type: Annual Meeting

Meeting Date: October 21, 2022
10:00 AM PST

Meeting Location: OMNITEK ENGINEERING CORP
1345 SPECIALITY DRIVE #E
VISTA CA 92081

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: October 11, 2022

1. By Phone: (877) 285-8605
2. By Internet: www.colonialstock.com/omnitek2022
3. By Email annualmeeting@colonialstock.com

If requesting materials by email, please include the control number listed above with your request.

Your **Vote** Counts!

OMNITEK ENGINEERING CORP.

2022 Annual Meeting

Vote by October 20, 2022

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

30#

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

FLASHID-JOB#



You invested in OMNITEK ENGINEERING CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on October 21, 2022.**

Get informed before you vote

View the Form 10-K, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 09, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

October 21, 2022
10:00 AM PDT

1345 Specialty Dr., #E
Vista, CA 92081

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

OMNITEK ENGINEERING CORP.
2022 Annual Meeting
Vote by October 20, 2022
11:59 PM ET

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01 Werner Funk 02 Gary S. Maier 03 John M. Palumbo	For
2 Ratification of Appointment of Sadler Gibb & Associates, LLC as the Independent Registered Public Accountants for the fiscal year 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

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